UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                   May 3, 2006
                Date of Report (Date of earliest event reported)

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                                 ANTIGENICS INC.
             (Exact name of registrant as specified in its charter)


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            DELAWARE                000-29089                06-1562417
  (State or other jurisdiction     (Commission              (IRS Employer
        of incorporation)          File Number)           Identification No.)


           630 Fifth Avenue, Suite 2100
                New York, NY 10111                        10111
     (Address of principal executive offices)           (Zip Code)


                                  212-994-8200
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition

               On May 3, 2006, Antigenics Inc. announced its financial results for the quarter ended March 31, 2006. The full text of the press release issued in connection with the announcement is being furnished as Exhibit 99.1 to this current report on Form 8-K.


Item 2.05      Costs Associated with Exit or Disposal Activities

               On March 24, 2006, Antigenics Inc. announced its plan to restructure the Company with the goal of reducing its burn rate. In April, the Company initiated the implementation of its restructuring plan. During the quarter ending June 30, 2006, the Company will eliminate 42 positions and has estimated its costs related to this reduction to be approximately $535,000.


Item 9.01      Financial Statements and Exhibits

     (c) Exhibits

     The following exhibit is furnished herewith:

               99.1    Press Release dated May 3, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                 ANTIGENICS INC.

     Date: May 3, 2006                               By:       /s/ Garo H. Armen
                                                               -----------------
                                                            Garo H. Armen, Ph.D.
                                            Chairman and Chief Executive Officer

EXHIBIT INDEX


Exhibit No.      Description of Exhibit
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99.1             Press Release dated May 3, 2006